EXHIBIT (5)(a)

FORM OF APPLICATION

TRANSAMERICA PRINCIPIUM ADVISORS VARIABLE ANNUITY APPLICATION
Mail the application and a check to:	Transamerica Life Insurance Company Attn: Variable Annuity Dept.
Service Office:	P.O. Box 3183, Cedar Rapids, IA 52406-3183
Overnight Mailing Address:	4333 Edgewood Rd. NE, Cedar Rapids, IA 52499

1. TYPE OF ANNUITY (SOURCE OF FUNDS)

Initial purchase payment $

☐	Non-Qualified
☐ New Money ☐ 1035 Exchange

☐	Qualified
☐ New Money ☐ Rollover ☐ Transfer
Qualified Type:

☐ IRA ☐ Roth IRA ☐ SEP/IRA ☐ 403(b)
☐ Keogh ☐ Roth Conversion ☐ Other

IRA/SEP/ROTH IRA
$ Contribution for tax year
$ Trustee to Trustee Transfer
$ Rollover from
☐ IRA ☐ 403(b) ☐ Pension ☐ Other
ROTH IRA Rollover
Date first established or date of conversion
$ Portion previously taxed

2(a). PRIMARY OWNER INFORMATION

If no Annuitant is specified in #3, the Owner will be the Annuitant. If a Trust is named as Owner or Beneficiary, additional paperwork will be required.

First Name:
Last Name:
Address:
City, State:
Zip:	Telephone:
E-mail Address (optional):
Date of Birth:	Sex: ☐ Female ☐ Male
SSN/TIN:	Citizenship: ☐ U.S. ☐ Other

2(b). JOINT OWNER INFORMATION (Optional)

First Name:
Last Name:
Address:
City, State:
Zip:	Telephone:
Date of Birth:	Sex: ☐ Female ☐ Male
SSN/TIN:	Citizenship: ☐ U.S. ☐ Other

3. ANNUITANT

Complete only if different from Primary Owner.

First Name:
Last Name:
Address:
City, State:
Zip:	Telephone:
Date of Birth:	Sex: ☐ Female ☐ Male
SSN:	Citizenship: ☐ U.S. ☐ Other

4. BENEFICIARY(IES) DESIGNATION

Name:	Relationship		☐ Primary
		%	☐ Contingent

Name:	Relationship		☐ Primary
		%	☐ Contingent

Name:	Relationship		☐ Primary
		%	☐ Contingent

Name:	Relationship		☐ Primary
		%	☐ Contingent

Name:	Relationship		☐ Primary
		%	☐ Contingent

5. GUARANTEED DEATH BENEFIT

If no option is specified, the Policy Value Death Benefit will apply. Your selection cannot be changed after the policy has been issued.

☐	Return of Premium Death Benefit

6. OTHER AVAILABLE RIDERS

If no selection is made, the benefit will not apply.

Additional Death Distribution (Earnings Enhancement):

☐  Yes (Available at an additional cost, see prospectus)

☐  No

Additional Death Distribution Plus (+)

☐  Yes

☐  No

Guaranteed Principal Solution: (GPS) (not available if the 5 For Life Rider is elected):

☐  Yes (Available at an additional cost, see prospectus)

☐  No

5 For Life Rider (not available if the GPS Rider is elected) Please note: All premium must be allocated to one or more of the Designated Funds shown in sections 10 and 11.

☐  Yes

☐  No

7. TELEPHONE TRANSFER AUTHORIZATION

Please complete this section to authorize you and/or your Registered Representative to make transfer request via our recorded telephone line or internet. (check one selection only):

☐  Owner(s) only,    or    ☐  Owner(s) and Owner’s Registered Representative

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8. PORTFOLIO INVESTMENT STRATEGY

☐   Lump Sum

I elect to allocate 100% of my contributions according to percentage listed in Section 10 “Lump Sum Allocation Section”.

☐   Dollar Cost Averaging (DCA) Program

I elect to allocate 100% of my contributions according to percentage listed in Section 11 “DCA Transfer Allocation Section”.

☐  Combined: Lump Sum and DCA Program (must total 100%)

I elect to allocate as follows:

             % as a lump-sum contributions according to percentages listed in Section 10 “Lump Sum Allocation Section”.

             % in the DCA Account and transferred according to percentages listed in Section 11 “DCA Transfer Allocation Section”.

9. DCA TRANSFER STRATEGY

DCA Strategy (There is a $500 minimum transfer amount for the DCA program.) (1)

Transfer from: (Select 1 of the following)	☐ 2. Money Market Account:
☐ 1. DCA Fixed Account*:	☐ 6 Mo. ☐ 12 Mo. ☐ 18 Mo. ☐ 24 Mo. ☐ Other
(specify period and frequency)

☐ 6 Mo. ☐ 12 Mo. ☐ 18 Mo. ☐ 24 Mo. ☐ Other	☐ 3. Transamerica US Government Securities:
(specify period and frequency)	☐ 6 Mo. ☐ 12 Mo. ☐ 18 Mo. ☐ 24 Mo. ☐ Other
(specify period and frequency)
Complete Section 11 for DCA transfer allocation.
* Washington and Massachusetts residents, DCA cannot exceed twelve months or four quarters.	(1) If the 5 For Life Rider is elected, DCA transfers are only allowed among the Designated Funds

10. LUMP SUM ALLOCATION

Fixed Accounts:

.0%	Dollar Cost Averaging
.0%	1 Year Fixed Guarantee Period Option (2)
.0%	3 Year Fixed Guarantee Period Option (2)
.0%	5 Year Fixed Guarantee Period Option (2)
.0%	7 Year Fixed Guarantee Period Option (2)

Subaccounts:

.0%	Transamerica Money Market - Initial Class (2)
.0%	Asset Allocation - Growth Portfolio - Initial Class (2)
.0%	Asset Allocation - Moderate Portfolio - Initial Class (2)
.0%	Asset Allocation - Moderate Growth Portfolio - Initial Class (2)
.0%	AIM V.I. Basic Value Fund - Series II
.0%	AIM V.I. Capital Appreciation Fund - Series II
.0%	AllianceBernstein Growth & Income Portfolio - Class B
.0%	AllianceBernstein Large Cap Growth Portfolio - Class B
.0%	American Century International - Initial Class
.0%	America Century Large Company Value - Initial Class
.0%	Asset Allocation - Growth Portfolio - Initial Class
.0%	Capital Guardian Global - Initial Class
.0%	Capital Guardian U.S. Equity - Initial Class
.0%	Capital Guardian Value - Initial Class
.0%	Clarion Real Estate Securities - Initial Class
.0%	Fidelity - VIP Contrafund® Portfolio - Service Class 2
.0%	Fidelity - VIP Equity-Income Portfolio - Service Class 2
.0%	Fidelity - VIP Growth Portfolio - Service Class 2
.0%	Fidelity - VIP Mid Cap Portfolio - Service Class 2
.0%	Fidelity - VIP Value Strategies Portfolio - Service Class 2
.0%	Great Companies - AmericaSM - Initial Class
.0%	Great Companies - TechnologySM - Initial Class
.0%	Janus Aspen - Mid Cap Growth Portfolio - Service Shares
.0%	Janus Aspen - Worldwide Growth Portfolio - Service Shares
.0%	Janus Growth - Initial Class
.0%	Jennison Growth - Initial Class
.0%	J.P. Morgan Enhanced Index - Initial Class
.0%	Marisco Growth - Initial Class
.0%	Mercury Large Cap Value - Initial Class
.0%	MFS High Yield - Initial Class
.0%	MFS New Discovery Series - Service Class
.0%	MFS Total Return Series - Service Class
.0%	PIMCO Total Return - Initial Class
.0%	Salomon All Cap - Initial Class
.0%	Templeton Great Companies Global - Initial Class
.0%	Transamerica Balanced - Initial Class
.0%	Transamerica Convertible Securities - Initial Class
.0%	Transamerica Equity - Initial Class
.0%	Transamerica Growth Opportunities - Initial Class
.0%	Transamerica U.S. Government Securities - Initial Class
.0%	T. Rowe Price Equity Income - Initial Class
.0%	T. Rowe Price Growth Stock - Initial Class
.0%	T. Rowe Price Small Cap - Initial Class
.0%	Van Kampen Active International Allocation - Initial Class
.0%	Van Kampen Emerging Growth - Initial Class
.0%	Van Kampen Large Cap Core - Initial Class
100%	Total

11. DCA TRANSFER ALLOCATION

Transfer To:

.0%	Transamerica Money Market - Initial Class (2)
.0%	Asset Allocation - Conservative Portfolio - Initial Class (2)
.0%	Asset Allocation - Moderate Portfolio - Initial Class (2)
.0%	Asset Allocation - Moderate Growth Portfolio - Initial Class (2)
.0%	AIM V.I. Basic Value Fund - Series II
.0%	AIM V.I. Capital Appreciation Fund - Series II
.0%	AllianceBernstein Growth & Income Portfolio - Class B
.0%	AllianceBernstein Large Cap Growth Portfolio - Class B
.0%	American Century International - Initial Class
.0%	America Century Large Company Value - Initial Class
.0%	Asset Allocation - Growth Portfolio - Initial Class
.0%	Capital Guardian Global - Initial Class
.0%	Capital Guardian U.S. Equity - Initial Class
.0%	Capital Guardian Value - Initial Class
.0%	Clarion Real Estate Securities - Initial Class
.0%	Fidelity - VIP Contrafund® Portfolio - Service Class 2
.0%	Fidelity - VIP Equity-Income Portfolio - Service Class 2
.0%	Fidelity - VIP Growth Portfolio - Service Class 2
.0%	Fidelity - VIP Mid Cap Portfolio - Service Class 2
.0%	Fidelity - VIP Value Strategies Portfolio - Service Class 2
.0%	Great Companies - AmericaSM - Initial Class
.0%	Great Companies - TechnologySM - Initial Class
.0%	Janus Aspen - Mid Cap Growth Portfolio - Service Shares
.0%	Janus Aspen - Worldwide Growth Portfolio - Service Shares
.0%	Janus Growth - Initial Class
.0%	Jennison Growth - Initial Class
.0%	J.P. Morgan Enhanced Index - Initial Class
.0%	Marisco Growth - Initial Class
.0%	Mercury Large Cap Value - Initial Class
.0%	MFS High Yield - Initial Class
.0%	MFS New Discovery Series - Service Class
.0%	MFS Total Return Series - Service Class
.0%	PIMCO Total Return - Initial Class
.0%	Salomon All Cap - Initial Class
.0%	Templeton Great Companies Global - Initial Class
.0%	Transamerica Balanced - Initial Class
.0%	Transamerica Convertible Securities - Initial Class
.0%	Transamerica Equity - Initial Class
.0%	Transamerica Growth Opportunities - Initial Class
.0%	Transamerica U.S. Government Securities - Initial Class
.0%	T. Rowe Price Equity Income - Initial Class
.0%	T. Rowe Price Growth Stock - Initial Class
.0%	T. Rowe Price Small Cap - Initial Class
.0%	Van Kampen Active International Allocation - Initial Class
.0%	Van Kampen Emerging Growth - Initial Class
.0%	Van Kampen Large Cap Core - Initial Class
100%	Total

(2)	Designated Funds

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12. ASSET REBALANCING

I elect to rebalance the variable subaccounts according to my lump sum allocation using the frequency indicated below.

Does not include Fixed Accounts and not available with DCA

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

☐  Monthly    ☐  Quarterly    ☐  Semi-Annually    ☐  Annually

13. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

☐  Check here if you want to be sent a copy of “Statement of Additional Information.”

Will this annuity replace or change any existing annuity or life insurance?    ☐  No    ☐  Yes (If yes, complete the following)

Company:
Policy No.:

•	Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

•	To the best of my knowledge and belief, my statements and answers to the questions on this application are correct and true.

•	I am in receipt of a current prospectus for this variable annuity.

•	This application is subject to acceptance by Transamerica Life Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

•	For Applicants in FL - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

•	Account values when allocated to any of the subaccounts in Section 10 and 11 are not guaranteed as to fixed dollar amount.

•	For residents in all states except CT, MN, PA, VT, VA, WA When funds are allocated to the Fixed Accounts in Section 10, policy values may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at:
	City	State	Date

Owner(s) Signature: X

Joint Owner(s) Signature: X

Annuitant Signature:(if not Owner) X

14. AGENT INFORMATION

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

☐  No    ☐  Yes

I HAVE REVIEWED THE APPLICANT’S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

#1: Registered Rep/Licensed Agent

Print First Name:

Last Name:

Signature: X

Rep Phone #:

Email Address (Optional):

SSN/TIN:

Florida Agent License # (FL only):

#2: Registered Rep/Licensed Agent

Print First Name:

Last Name:

Signature: X

Rep Phone #:

Email Address (optional):

SSN/TIN:

Florida Agent License # (FL only):

Firm Name:

Firm Address:

For Registered Representative Use Only - Contact your home office for program information.

☐  Option A    ☐  Option B    ☐  Option C

(Once selected, program cannot be changed)

REPLACEMENT INFORMATION

For applicants in Alabama, Arizona, Colorado, Hawaii, Iowa, Louisiana, Maryland, Mississippi, Montana, North Carolina, New Hampshire, New Jersey, New Mexico, Oregon, Vermont

Applicant:

Do you have any existing policies or contracts?    ☐  No    ☐  Yes (If Yes, you must complete and submit with the application the “Important Notice Replacement of Life Insurance or Annuities.”)

Agent:

Did the agent/registered representative present and leave the applicant insurer-approved sales material?    ☐  No    ☐  Yes

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For Applicants in AZ

Upon your written request, the company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for some reason you are not satisfied with the contract, you may return it within twenty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees or other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

Annuity Commencement Date:

Recommended annuitant age 70 1/2 for qualified.

For Applicants in AR. NM. PA

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

For Applicants in CO

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department or Regulatory Agencies.

For Applicants in DC TN

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For Applicants in KY. OH. OK

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For Applicants in LA

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For Applicants in ME

Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

For Applicants in NJ

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Applicants in VA

Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law. This plan is intended to qualify under the Internal Revenue Code for tax favored status. Language contained in this policy referring to Federal tax statutes or rules is informational and instructional and this language is not subject to approval for delivery. Your qualifying status is the controlling factor as to whether your funds will receive tax favored treatment rather than the insurance contract. Please ask your tax advisor if you have any questions as to whether or not you qualify.

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